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                                                                    Exhibit 99.1

CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference of our report dated July 9, 2002, included in this Form 11-K of the Savings Plan of Southern Peru Copper Corporation into the Company's previously filed Form S-8 Registration Statement Nos. 333-02736 and 333-40293.



Keegan, Linscott & Kenon, P.C.


Tucson, Arizona
July 9, 2002


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